UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2020

GENPACT LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-33626	98-0533350
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Place, 5th Floor, 31 Victoria Street

Hamilton HM 10, Bermuda

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (441) 294-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, par value $0.01 per share	G	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 20, 2020, the Board of Directors (the “Board”) of Genpact Limited (the “Company”) approved a new form of indemnification agreement (the “Indemnification Agreement”) between the Company and the individuals who serve or may serve from time to time as directors or officers of the Company or a subsidiary of the Company. The Indemnification Agreement replaces the Company’s existing form of indemnification agreement and took effect on February 20, 2020 for current directors and executive officers of the Company and its subsidiaries. Under the Indemnification Agreement, the Company agrees to indemnify directors and officers against liability arising out of the performance of their duties to the Company and its subsidiaries to the fullest extent permitted by the Companies Act of 1981 (Bermuda) and to provide advancement of expenses in connection therewith. The Indemnification Agreement also sets forth certain exclusions from such indemnification rights, procedures with respect to requesting and obtaining indemnification, selection of counsel and advancement of expenses and other customary provisions.  The term of the Indemnification Agreement continues until and terminates upon the later of (a) ten years after the date on which the applicable director or officer ceases to serve as a director or officer of the Company, subsidiary or other enterprise on which it served at the request of the Company or (b) one year after the final termination of any proceeding covered by the Indemnification Agreement, including any appeals, then pending in respect to which the applicable director or officer is granted rights of indemnification or advancement of expenses under the Indemnification Agreement and of any proceeding commenced by the applicable director or officer pursuant to the terms of the Indemnification Agreement.

The above description of the Indemnification Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	Form of Indemnity Agreement
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENPACT LIMITED

Date: February 26, 2020	By:	/s/ Thomas D. Scholtes
	Name:	Thomas D. Scholtes
	Title:	Vice President and Assistant Secretary